UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2001



                              KANEB SERVICES, INC.
               (Exact name of registrant as specified in charter)



      Delaware                  001-05083                       74-1191271
(State of Organization)    (Commission File No.)             (I.R.S. Employer
                                                            Identification No.)



2435 North Central Expressway
       Richardson, Texas                                             75080
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000




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Item 2.  Acquisition or Disposition of Assets.

         On January 3, 2001, the Registrant , through its wholly-owned subsidiary, Kaneb Pipe Line Company, as general partner for and on behalf of Kaneb Pipe Line Partners, L.P. ("KPP"), completed the acquisition of Shore Terminals LLC. Shore Terminals owns seven terminals, four in California (three in the San Francisco Bay area and one in Los Angeles) and one each in Tacoma, Washington, Portland, Oregon and Reno, Nevada, with a total tankage capacity of
7.8 million barrels. All of the terminals handle petroleum products and, with the exception of the Nevada terminal, have deep water access. The purchase price was approximately $107,000,000 in cash and 1,975,090 units of limited partnership interest of KPP. The acquisition, which will become a part of the ST Services terminaling operations of KPP, will significantly increase ST Services' presence on the West Coast. Financing for the cash portion of the purchase price was supplied under KPP's $275,000,000 unsecured revolving credit with a bank group headed by SunTrust Bank.

         On November 27, 2000, the Registrant announced a plan to distribute its pipeline, terminaling and product marketing businesses to its stockholders in the form of a new limited liability company. Following the announcement of the anticipated distribution, the Registrant began accounting for these businesses as "Discontinued Operations". Since the acquisition of Shore Terminals was made by an entity classified as discontinued operations by the Registrant, pro forma financial information for the Registrant with respect to the acquisition has been omitted. Pro forma condensed consolidated financial information for KPP is included in its Current Report on Form 8-K/A filed March 19, 2001.




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Item 7.   Financial Statements and Exhibits.

(a)      Audited financial statements of acquired business.
                  Independent Auditors' Report.
                  Shore Terminals LLC Financial Statements
                     Balance Sheets - December 31, 2000 and 1999 (As Restated) Statements of Operations - Years ended
                        December 31, 2000 and 1999 (As restated)
                     Statements  of Members  Equity - Years ended
                        December 31, 2000 and 1999 (As Restated)
                     Statements of Cash Flows - Years ended
                        December 31, 2000 and 1999 (As Restated)
                     Notes to Financial Statements

                  filed with KPP's Current Report on Form 8-K/A, filed March 19, 2001, which exhibit is hereby incorporated by reference.

(c)      Exhibit 23 - Consent of Deloitte & Touche LLP; filed herewith.



                                   SIGNATURES

                                        KANEB SERVICES, INC.



Date:    March 19, 2001                 By:       //s//
                                        Name:  Michael R. Bakke
                                        Title: Controller


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                                 EXHIBIT INDEX

Exhibit No.         Description
    23              Consent of Deloitte & Touche LLP